                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 20, 1998


                      IEA MARINE CONTAINER INCOME FUND V(A)
             (Exact name of registrant as specified in its charter)



                   California                        2-86324                   94-2911062
          (State or other jurisdiction        (Commission File No.)      (IRS Employer I.D. No.)
        of incorporation or organization)


         444 Market Street, 15th Floor, San Francisco, California 94111
               (Address of principal executive offices) (zip code)

                  Registrant's telephone number: (415) 677-8990

Item 5. Other Events.

                     The Managing General Partner of the Registrant is Cronos Capital Corp. ("CCC"). CCC is an indirect wholly-owned subsidiary of The Cronos Group, a Luxembourg corporation headquartered in Orchard Lea, England (the "Parent Company") (NASDAQ-CRNSF). On May 20, 1998, the Parent Company reported that its Chairman, Stefan M. Palatin, has been suspended from his duties pending an investigation of charges against him regarding a financial matter in Austria. In the interim, Rudolf J. Weissenberger, currently a non-executive director on the Board of Directors of the Parent Company, has been named acting Chairman and Chief Executive Officer.


Item 7. Financial Statements and Exhibits.

           (a)        Financial statements of business acquired. Not applicable.

           (b)        Pro forma financial information. Not applicable.

           (c)        Exhibits.

                      20.1 Press Release ("Cronos Announces Board Changes"), dated May 20, 1998, as published by Dow Jones News/Retrieval.

                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        IEA MARINE CONTAINER INCOME FUND V(A)

Date:May 20, 1998                       By:  CRONOS CAPITAL CORP.
                                             The Managing General Partner

                                        By:  /s/  DENNIS J. TIETZ
                                             -----------------------------------
                                             Dennis J. Tietz
                                             President